UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

Thomas Weisel Partners Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 000-51730	No. 20-3550472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 364-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Thomas Weisel Partners Group, Inc. is announcing that on November 5, 2008 it is scheduled to make a presentation at the Keefe Bruyette & Woods Securities Brokerage Conference and to make other presentations to individual institutional investors. A copy of the presentation materials to be utilized during these presentations will be available prior to the initiation of these presentations on the Investor Relations section of the company’s website at www.tweisel.com. These materials will be removed from the website after a period following the conclusion of these presentations.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished pursuant to this Item 7.01 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information contains material information that is not otherwise publicly available. In addition, Thomas Weisel Partners does not assume any obligation to update such information in the future.

The presentation materials referred to above contain forward-looking statements, which are subject to risks, uncertainties and assumptions about us. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “optimistic”, “potential”, “future” or “continue”, the negative of these terms and other comparable terminology. These statements are only predictions based on our current expectations about future events. There are important factors that could cause actual results, level of activity, performance or achievements or other events or circumstances to differ materially from the results, level of activity, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to, the state of the financial markets and the economy, particularly as they relate to the growth sectors that the firm is focused on, Thomas Weisel Partners’ ability to implement its strategic initiatives and achieve the expected benefits of the acquisition of Westwind Partners, integrate Westwind Partners’ operations and retain its professionals, as well as other competitive, economic, political, and market conditions and fluctuations, government and industry regulation, other risks relating to the acquisition, including the effect of the completion of the transaction on the companies’ business relationships, operating results and business generally and other factors. Some of the other factors are those that are discussed in Item 1A - “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our Quarterly Reports on Form 10-Q filed with the SEC thereafter. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements to conform them to actual results or revised expectations.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Weisel Partners Group, Inc.

Date: November 4, 2008	By:	/s/ Mark Fisher
Name: Mark Fisher
Title: General Counsel